PROSPECTUS SUPPLEMENT

May 1, 2022

For

Select Guard Annual Premium Variable Life Insurance Policy (Select Guard)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998 and supplement dated March 15, 2022 for the Select Guard Annual Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C and marketed under the name “Select Guard.”

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888- GUARDIAN (1-888-482-7342)  or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund.	0.48%	0.01%	0.77%	0.39%
The Fund seeks capital appreciation.	Guardian All Cap Core VIP Fund Park Avenue Institutional Advisers LLC Massachusetts Financial Services Company	0.78%	N/A	N/A	N/A
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.81%	N/A	N/A	N/A
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC	0.49%	N/A	N/A	N/A
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	14.37%	10.87%	8.73%
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	23.49%	11.73%	13.07%

Except as set forth herein, all other provisions of the prospectus and supplement noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

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